                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 27
Statement of Operations.......................... 28
Statement of Changes in Net Assets............... 29
Financial Highlights............................. 30
Notes to Financial Statements.................... 32
Report of Independent Accountants................ 37
Dividend Reinvestment Plan....................... 38

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:
    - Investing for the long-term
    - Basing investment decisions on sound research
    - Building a diversified portfolio
    - Believing in the value of professional investment advice
    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory  Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                  [BAR GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                           (NYSE TICKER SYMBOL--VGM)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)...........   (13.97%)
One-year total return based on NAV(2)....................    (5.66%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)...............................................     7.23%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)..................................    11.30%

 SHARE VALUATIONS

Net asset value..........................................  $  15.63
Closing common stock price...............................  $13.6875
One-year high common stock price (12/30/98)..............  $17.4375
One-year low common stock price (10/26/99)...............  $13.2500
Preferred share (Series A) rate(5).......................    3.850%
Preferred share (Series B) rate(5).......................    3.429%
Preferred share (Series C) rate(5).......................    4.000%
Preferred share (Series D) rate(5).......................    3.875%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

We recently spoke with representatives of the adviser of the Van Kampen Trust for Investment Grade Municipals about the key events and economic forces that shaped the markets during the past year. Thomas M. Byron, portfolio manager, has managed the Trust since January 1997 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A Many of the Trust's older bonds were nearing their call dates, so we took advantage of higher interest rates in the municipal market to replace these bonds with new issues. Our research analysts helped us identify those issues that seemed most likely to be called from the portfolio. This allowed us to lock in attractive rates in the event that the interest-rate environment is not as favorable when the bonds reach their call dates. Although we believe this will benefit the Trust if interest rates decline in the future, the strategy temporarily had a negative effect on the Trust because the longer-maturity bonds we purchased reacted more strongly to rising interest rates than the bonds they replaced.
    Because bond prices declined during the period, we were also able to enhance the tax management of the Trust by selling these and other holdings at a capital loss. Using this strategy, we offset some of the gains we had earned early in 1999 so that the Trust could avoid the need to distribute taxable capital gains to shareholders this year.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A One of the most attractive sectors during the past year was transportation, which is a traditionally strong sector that experienced heavy issuance during the period. Transportation projects are visible ways for voters to see their tax dollars at work, so they tend to be well-funded when the economy is strong. As a result, we were able to find more issues that met our purchasing criteria and add to our position in transportation. At the end of October, this represented one of the Trust's largest sectors at 8.4 percent of long-term investments.
    To focus more on areas such as transportation, we reduced our position in the housing sector. Because many homeowners refinance their mortgages when interest rates decline over time, these bonds carry high call risk. Rather than accepting the possibility that these higher-yielding bonds might be called at par value, we sold them at a premium and contributed to the Trust's total return. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices. In addition, the Trust's leverage component hurt its performance during the period. Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. However, the Trust's total return was supported by its moderate duration, which was relatively short even though we increased it slightly during the period. For the one-year period ended October 31, 1999, the Trust returned -13.97 percent(1) based on market price. This reflects a decrease in market price from $17.00 per share on October 31, 1998, to $13.6875 per share on October 31, 1999.

    In addition, the dividend remained unchanged during the past 12 months. The monthly federally tax-exempt dividend of $0.0825 per share translates to a distribution rate of 7.23 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 11.30 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG]
Thomas M. Byron

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
General Purpose                                                            18.60                              17.30
Industrial Revenue                                                         17.30                              16.60
Health Care                                                                13.00                              13.50
Transportation                                                              8.40                               8.70
Public Building                                                             6.20                               6.90

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
JANUARY 1992 THROUGH OCTOBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jan 1992                                                                   14.96                              14.96
                                                                           14.63                              15.02
                                                                           14.63                              15.00
                                                                           14.63                              15.18
                                                                           14.88                              15.44
                                                                           15.13                              15.85
                                                                           15.88                              17.06
                                                                           15.63                              16.27
                                                                           15.38                              16.13
Oct 1992                                                                   14.88                              15.56
                                                                           15.00                              16.01
                                                                           15.38                              16.05
                                                                           15.25                              16.17
                                                                           16.38                              17.19
                                                                           16.38                              16.91
                                                                           16.50                              17.06
                                                                           16.00                              17.07
                                                                           16.50                              17.39
                                                                           16.63                              17.40
                                                                           17.00                              17.83
                                                                           17.25                              18.09
Oct 1993                                                                   17.38                              17.95
                                                                           16.63                              17.61
                                                                           16.88                              17.91
                                                                           17.25                              18.09
                                                                           15.88                              17.39
                                                                           15.25                              16.11
                                                                           15.50                              16.01
                                                                           15.63                              16.07
                                                                           15.63                              15.84
                                                                           15.50                              16.09
                                                                           15.13                              16.06
                                                                           14.25                              15.57
Oct 1994                                                                   14.00                              15.03
                                                                           13.75                              14.33
                                                                           13.75                              14.85
                                                                           15.00                              15.35
                                                                           15.63                              15.99
                                                                           15.38                              16.08
                                                                           15.38                              15.96
                                                                           15.25                              16.49
                                                                           15.38                              16.16
                                                                           15.63                              16.18
                                                                           15.63                              16.31
                                                                           15.25                              16.32
Oct 1995                                                                   15.75                              16.58
                                                                           15.81                              16.94
                                                                           15.75                              17.13
                                                                           16.36                              17.14
                                                                           15.75                              16.91
                                                                           15.88                              16.38
                                                                           15.63                              16.14
                                                                           15.63                              16.05
                                                                           15.06                              16.14
                                                                           15.63                              16.26
                                                                           16.00                              16.22
                                                                           15.88                              16.44
Oct 1996                                                                   15.81                              16.58
                                                                           15.88                              16.88
                                                                           15.38                              16.69
                                                                           15.50                              16.60
                                                                           15.25                              16.70
                                                                           15.00                              16.31
                                                                           15.25                              16.39
                                                                           15.69                              16.64
                                                                           15.81                              16.85
                                                                           16.38                              17.45
                                                                           16.06                              17.06
                                                                           16.38                              17.26
Oct 1997                                                                   16.13                              17.29
                                                                           15.94                              17.32
                                                                           16.38                              17.53
                                                                           16.88                              17.66
                                                                           16.81                              17.55
                                                                           16.38                              17.46
                                                                           15.56                              17.20
                                                                           15.94                              17.48
                                                                           16.25                              17.46
                                                                           16.38                              17.40
                                                                           16.50                              17.68
                                                                           17.19                              17.87
Oct 1998                                                                   17.00                              17.64
                                                                           17.25                              17.64
                                                                           17.38                              17.48
                                                                           16.38                              17.63
                                                                           16.63                              17.41
                                                                           16.69                              17.30
                                                                           16.56                              17.28
                                                                           15.81                              17.03
                                                                           15.56                              16.57
                                                                           15.44                              16.53
                                                                           15.00                              16.16
                                                                           14.50                              16.00
Oct 1999                                                                   13.69                              15.63

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS
AS OF OCTOBER 31, 1999
[PIE CHART]

                                     AAA/Aaa              AA/Aa                A/A               BBB/Baa            Non-Rated
                                     -------              -----                ---               -------            ---------
AS OF OCTOBER 31, 1999                 54                  9.1                 11                 23.8                 2.1

AS OF OCTOBER 31, 1998
[PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba          Non-Rated
                                   -------            -----              ---             -------            -----          ---------
As of October 31, 1998              51.70             10.00             12.90             23.00              0.2             2.20

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DISTRIBUTION HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1999
[BAR GRAPH]

                                                                                Distribution per Common Share
                                                                          DIVIDEND                         CAPITAL GAIN
                                                                          --------                         ------------
Nov 1998                                                                   0.0825
Dec 1998                                                                   0.0825                             0.0970
Jan 1999                                                                   0.0825
Feb 1999                                                                   0.0825
Mar 1999                                                                   0.0825
Apr 1999                                                                   0.0825
May 1999                                                                   0.0825
Jun 1999                                                                   0.0825
Jul 1999                                                                   0.0825
Aug 1999                                                                   0.0825
Sep 1999                                                                   0.0825
Oct 1999                                                                   0.0825

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  4.1%
$ 1,000   Alabama Bldg Renovation Fin Auth Rev
          Rfdg (AMBAC Insd)....................    5.625%     09/01/24    $    948,720
  1,000   Alabama Incentives Fin Auth Spl Oblig
          Ser A (AMBAC Insd) (a)...............    6.000      10/01/29         986,940
  1,395   Birmingham, AL Arpt Auth Arpt Rev
          Rfdg (AMBAC Insd) (a)................    5.500      07/01/12       1,371,787
  6,000   Birmingham, AL North Med Clinic Brd
          Rev Ser A Carraway Methodist Hosp
          (Prerefunded @ 01/01/01).............    7.500      07/01/15       6,324,120
  8,000   Birmingham, AL North Med Clinic Brd
          Rev Ser B Carraway Methodist Hosp
          (Prerefunded @ 01/01/01).............    8.000      07/01/15       8,476,320
  4,000   Courtland, AL Indl Dev Brd Solid
          Waste Disp Rev Champion Intl Corp
          Proj.................................    7.750      01/01/20       4,091,560
  4,250   Courtland, AL Indl Dev Brd Solid
          Waste Disp Rev Champion Intl Corp
          Proj Ser A...........................    6.500      09/01/25       4,163,640
  2,000   Jefferson Cnty, AL Swr Rev Cap Impt
          Warrants Ser A (FGIC Insd)...........    5.125      02/01/39       1,693,780
                                                                          ------------
                                                                            28,056,867
                                                                          ------------
          ARIZONA  0.1%
  1,000   Mesa, AZ Indl Dev Auth Rev Discovery
          Hlth Sys Ser A (MBIA Insd)...........    5.625      01/01/29         945,270
                                                                          ------------
          ARKANSAS  1.9%
 12,500   Blytheville, AR Solid Waste Recycling
          & Swr Treatment Rev Nucor Corp
          Proj.................................    6.900      12/01/21      13,115,375
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA  6.5%
$ 1,300   Anaheim, CA Pub Fin Auth Lease Rev
          Pub Impt Proj Ser C (FSA Insd).......    6.000%     09/01/16    $  1,345,318
    670   California Edl Fac Auth Rev Univ of
          La Verne.............................    5.600      04/01/00         674,335
  1,500   California Hlth Fac Fin Auth Rev
          Cedars-Sinai Med Cent Ser A (a)......    6.125      12/01/19       1,482,840
  2,000   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Southn CA Edison Co
          (AMBAC Insd).........................    6.000      07/01/27       1,964,060
  5,000   Desert Hosp Dist CA Hosp Rev Com
          Partn (Prerefunded @ 07/23/02) (FSA
          Insd)................................    6.392      07/28/20       5,319,300
  2,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Rfdg (MBIA Insd)...    *          01/15/17         698,680
 10,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Rfdg...............    *          01/15/34       1,093,600
 25,750   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Sr Lien Ser A......    *          01/01/23       6,478,185
  2,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Conv Cap Apprec Rfdg (c)......  0/5.800      01/15/20       1,063,220
 13,765   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd)..........................    6.000      07/01/06      14,807,286
  2,000   Orange Cnty, CA Recovery Ctfs Ser A
          Rfdg (MBIA Insd).....................    6.000      06/01/09       2,146,840
  2,000   Pajaro Vly, CA Unified Sch Dist Ctfs
          Partn Sch Fac Brdg Fdg Pgm (FSA
          Insd)................................    5.850      09/01/32       1,959,240
  7,080   San Joaquin Hills, CA Tran Toll Cap
          Apprec Ser A Rfdg (MBIA Insd)........    *          01/15/26       1,441,629
  2,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Multi Fac Projs Ser B (AMBAC
          Insd) (a)............................    5.500      05/15/08       2,032,320
  2,000   Southern CA Pub Pwr Auth (FSA
          Insd)................................    6.000      07/01/12       2,087,140
                                                                          ------------
                                                                            44,593,993
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          COLORADO  4.1%
$ 1,000   Arapahoe Cnty, CO Cap Impt Trust
          Fund Hwy Rev E-470 Proj Ser B
          (Prerefunded @ 08/31/05).............    6.950%     08/31/20    $  1,133,110
    760   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser B1........................    7.650      11/01/26         806,801
  1,895   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser B2........................    7.450      11/01/27       2,092,819
  6,395   Denver, CO City & Cnty Arpt Rev Ser
          A....................................    8.500      11/15/23       6,727,156
  3,675   Denver, CO City & Cnty Arpt Rev Ser
          A....................................    8.750      11/15/23       3,984,325
  7,230   Denver, CO City & Cnty Arpt Rev Ser
          A....................................    8.000      11/15/25       7,569,232
  1,685   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................    7.000      12/01/00       1,731,405
  3,250   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................    7.500      12/01/11       3,436,387
  1,000   Metropolitan Football Stadium Cap
          Apprec Ser A (MBIA Insd).............    *          01/01/12         500,970
                                                                          ------------
                                                                            27,982,205
                                                                          ------------
          CONNECTICUT  0.3%
  2,000   Connecticut St Dev Auth Wtr Fac Rev
          Brdgeport Hydraulic..................    6.150      04/01/35       1,981,360
                                                                          ------------
          DISTRICT OF COLUMBIA  0.4%
  1,000   District of Columbia Rev Gonzaga
          College High Sch (FSA Insd)..........    5.375      07/01/29         894,150
  1,600   District of Columbia Ser E (FSA
          Insd)................................    6.000      06/01/13       1,653,872
                                                                          ------------
                                                                             2,548,022
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          FLORIDA  3.2%
$   995   Broward Cnty, FL Hsg Fin Auth
          Multi-Family Hsg Rev Pompano Oaks
          Apts Proj Rfdg (GNMA
          Collateralized)......................    6.000%     12/01/27    $    981,637
 16,490   Dade Cnty, FL Spl Oblig Cap Apprec
          Ser B Rfdg (Prerefunded @ 10/01/08)
          (AMBAC Insd).........................    *          10/01/26       3,436,021
  2,535   Florida St Brd of Edl Cap Outlay Pub
          Ed Ser A Rfdg (FGIC Insd)............    4.500      06/01/23       2,040,548
  2,500   Florida St Brd of Edl Cap Outlay Pub
          Edl Ser C (FGIC Insd) (a)............    5.750      06/01/29       2,442,525
  1,400   Florida St Dept Corrections Ctfs
          Partn Okeechobee Correctional (AMBAC
          Insd)................................    6.250      03/01/15       1,458,716
  2,000   Florida St Div Bond Fin Dept Genl Svs
          Rev Dept Environmental Protection
          Preservation Ser 2000-A (FGIC
          Insd)................................    5.250      07/01/12       1,966,260
  1,000   Florida St Turnpike Auth Turnpike Rev
          Ser A (FSA Insd).....................    4.500      07/01/28         787,280
  2,000   Gulf Breeze, FL Rev Cap Fdg Ser B
          (MBIA Insd)..........................    4.500      10/01/27       1,578,900
  1,000   Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj
          Ser 92 Rfdg..........................    8.000      05/01/22       1,095,210
  2,000   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg...........................    7.875      12/15/25       2,037,040
  1,130   Miami Dade Cnty, FL Spl Oblig Ser B
          (MBIA Insd)..........................    5.000      10/01/37         955,167
  3,465   Reedy Creek Impt Dist FL Ser C (AMBAC
          Insd)................................    4.750      06/01/15       3,089,914
                                                                          ------------
                                                                            21,869,218
                                                                          ------------
          GEORGIA  1.1%
  1,500   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj Rfdg
          (MBIA Insd) (a)......................    5.500      07/01/20       1,380,645
  5,900   Georgia Muni Elec Auth Pwr Rev Ser Y
          (MBIA Insd)..........................    6.500      01/01/17       6,341,320
                                                                          ------------
                                                                             7,721,965
                                                                          ------------
          HAWAII  0.9%
  6,000   Hawaii St Arpt Sys Rev Ser 2 (MBIA
          Insd) (b)............................    6.750      07/01/21       6,269,460
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          ILLINOIS  10.5%
$ 1,395   Bolingbrook, IL Cap Apprec Ser C
          Rfdg.................................    *          01/01/23    $    336,655
  2,000   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd)..................    5.750%     12/01/20       1,927,760
  4,865   Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)...............    *          07/01/16       1,828,364
  1,600   Chicago, IL Cent Pub Lib Ser A
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................    6.650      01/01/05       1,711,152
  1,800   Chicago, IL Cent Pub Lib Ser A
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................    6.700      01/01/06       1,927,098
  1,600   Chicago, IL Cent Pub Lib Ser B
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................    6.650      01/01/05       1,711,152
  1,400   Chicago, IL Cent Pub Lib Ser C
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................    6.650      01/01/05       1,497,258
  1,500   Chicago, IL Cent Pub Lib Ser C
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................    6.700      01/01/06       1,605,915
  7,000   Chicago, IL O'Hare Intl Arpt Rev Genl
          Arpt Second Lien Ser A Rfdg (MBIA
          Insd) (b)............................    6.375      01/01/12       7,371,000
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc.................    8.500      05/01/18      14,120,801
  3,445   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84A....    8.850      05/01/18       3,660,554
  2,870   Cook Cnty, IL Cap Impt Ser A (FGIC
          Insd)................................    5.000      11/15/28       2,413,785
  4,395   East Peoria, IL Ser C Rfdg...........    7.000      05/01/17       4,703,661
  1,250   Illinois Dev Fin Auth Rev Bradley
          Univ Proj (AMBAC Insd)...............    5.375      08/01/24       1,132,663
  3,285   Illinois Dev Fin Auth Rev
          Presbyterian Home Lake Proj Ser B....    6.300      09/01/22       3,345,871
  2,000   Illinois Edl Fac Auth Rev Lewis
          Univ.................................    6.100      10/01/16       1,919,480
  2,000   Illinois Hlth Fac Auth Rev Edward
          Hosp Assn Proj (Prerefunded @
          02/15/02)............................    7.000      02/15/12       2,146,060
  1,900   Illinois Hlth Fac Auth Rev
          Evangelical Hosps Ser C (FSA Insd)...    6.750      04/15/17       2,041,455
  1,000   Illinois Hlth Fac Auth Rev Highland
          Park Hosp Proj Ser A (MBIA Insd).....    5.750      10/01/17         968,990

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Illinois Hlth Fac Auth Rev Midwest
          Physician Grp Ltd Rfdg...............    5.500%     11/15/19    $    852,520
  2,000   Illinois Hlth Fac Auth Rev OSF
          Hlthcare Sys Rfdg....................    6.000      11/15/10       2,010,480
  2,400   Illinois Hlth Fac Auth Rev Sarah Bush
          Lincoln Hlth Cent (Prerefunded @
          05/15/02) (b)........................    7.250      05/15/22       2,603,736
  2,275   Illinois Hlth Fac Auth Rev South
          Suburban Hosp........................    7.000      02/15/18       2,520,563
  1,475   Illinois Hlth Fac Auth Rev South
          Suburban Hosp (Prerefunded @
          02/15/02)............................    7.000      02/15/18       1,581,377
  1,250   Metropolitan Pier & Expo Auth IL
          Dedicated St Tax Rev McCormick Pl
          Expansion Proj Ser A Rfdg (FGIC
          Insd)................................    5.375      12/15/18       1,155,712
  8,845   Metropolitan Pier & Expo Auth IL
          Dedicated St Tax Rev McCormick Pl
          Expansion Ser A (FGIC Insd)..........    *          06/15/16       3,251,422
  1,105   Saint Clair Cnty, IL Pub Bldg Comm
          Bldg Rev Cap Apprec Ser B (FGIC
          Insd)................................    *          12/01/15         420,906
  1,000   Southern IL Univ Rev Cap Apprec Hsg &
          Aux (MBIA Insd)......................    *          04/01/29         161,680
  1,400   Southern IL Univ Rev Hsg & Aux Fac
          Ser A Rfdg...........................    6.750      04/01/12       1,479,520
                                                                          ------------
                                                                            72,407,590
                                                                          ------------
          INDIANA  0.8%
  4,500   Indianapolis, IN Arpt Auth Rev Spl
          Fac Federal Express Corp Proj........    7.100      01/15/17       4,798,665
  1,000   Marion Cnty, IN Convention & Rec Fac
          Auth Excise Tax Rev (MBIA Insd)......    *          06/01/14         422,720
                                                                          ------------
                                                                             5,221,385
                                                                          ------------
          IOWA  0.6%
  1,865   Iowa Fin Auth Multi-Family Rev Hsg
          Hamlet Apts Proj A Rfdg (GNMA
          Collateralized)......................    6.150      05/01/32       1,883,687
  2,375   Iowa Student Ln Liquidity Corp Rev
          Ser C................................    6.950      03/01/06       2,491,375
                                                                          ------------
                                                                             4,375,062
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          KENTUCKY  3.8%
$10,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........    7.500%     02/01/20    $ 10,499,400
 11,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........    7.125      02/01/21      11,462,770
  1,000   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd).....................    6.200      03/01/08       1,059,600
  1,500   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd).....................    6.250      03/01/09       1,595,250
  1,315   Kentucky Hsg Corp Hsg Rev Ser B......    6.250      07/01/28       1,335,751
                                                                          ------------
                                                                            25,952,771
                                                                          ------------
          MAINE  2.2%
  2,650   Maine Muni Bd Bank Ser A Rfdg (MBIA
          Insd)................................    5.800      11/01/20       2,607,362
  5,250   Maine St Hsg Auth Mtg Purch Ser D6...    7.250      11/15/19       5,402,827
  6,755   Maine St Hsg Auth Mtg Purch Ser D6...    7.250      11/15/22       6,939,547
                                                                          ------------
                                                                            14,949,736
                                                                          ------------
          MARYLAND  0.3%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl
          Admin Proj Ser A Rfdg (MBIA Insd)
          (a)..................................    5.000      04/01/15       1,163,777
  1,000   Maryland St Econ Dev Corp Student Hsg
          Rev Collegiate Hsg Towson Ser A......    5.750      06/01/29         891,180
                                                                          ------------
                                                                             2,054,957
                                                                          ------------
          MASSACHUSETTS  2.3%
  2,975   Massachusetts Muni Wholesale Elec Co
          Pwr Supply Sys Rev Ser A (AMBAC
          Insd)................................    5.000      07/01/14       2,726,617
  8,000   Massachusetts St Cons Ln Ser D
          (Prerefunded @ 07/01/01).............    6.875      07/01/10       8,493,440
  2,410   Massachusetts St Hsg Fin Agy
          Residential Dev Ser C (FNMA
          Collateralized)......................    6.875      11/15/11       2,554,986
  1,000   Massachusetts St Indl Fin Agy Rev
          Wentworth Institute Tech.............    5.650      10/01/18         926,070
  1,000   Massachusetts St Wtr Res Auth Ser B
          (MBIA Insd)..........................    4.750      12/01/21         838,930
                                                                          ------------
                                                                            15,540,043
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          MICHIGAN  5.4%
$ 3,015   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................    *          07/01/17    $    992,056
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................    *          07/01/18         935,587
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................    *          07/01/19         874,862
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................    *          07/01/22         719,983
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................    *          07/01/23         674,020
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................    *          07/01/24         632,387
  7,355   Detroit, MI Econ Dev Corp Res
          Recovery Rev Ser A (FSA Insd)........    6.875%     05/01/09       7,714,365
  3,500   Grand Rapids, MI Downtown Dev Cap
          Apprec (MBIA Insd)...................    *          06/01/15       1,388,415
  2,765   Grand Rapids, MI Downtown Dev Cap
          Apprec (MBIA Insd)...................    *          06/01/16       1,025,400
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmty Hlth Cent.............    5.250      05/15/26       1,118,320
  3,000   Michigan St Hosp Fin Auth Rev
          Ascension Hlth Credit Ser A (MBIA
          Insd) (a)............................    5.750      11/15/18       2,917,110
  1,000   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A.................    5.250      08/15/28         781,320
    600   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Ser A Rfdg..........    5.375      10/01/13         582,246
 12,000   Michigan St Hosp Fin Auth Rev Sisters
          of Mercy Hlth Corp Ser J (Prerefunded
          @ 02/15/01)..........................    7.000      02/15/21      12,647,040
  1,100   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd)................................    5.550      09/01/29       1,005,312
  1,400   Portage Lake, MI Wtr & Swr Auth Ser 3
          (Prerefunded @ 10/01/02).............    7.750      10/01/20       1,552,082
  2,000   Wayne Charter Cnty, MI Arpt Rev
          Detroit Met Wayne Cnty Ser A (MBIA
          Insd)................................    5.000      12/01/22       1,697,560
                                                                          ------------
                                                                            37,258,065
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          MINNESOTA  0.4%
$ 2,800   Minnesota Agricultural & Econ Dev Brd
          Rev Hlthcare Sys Fairview Hosp Ser A
          (MBIA Insd)..........................    5.750%     11/15/26    $  2,715,916
                                                                          ------------
          MISSISSIPPI  0.9%
  3,000   Medical Cent Edl Bldg Corp MS Rev
          Univ MS Med Cent Proj (Prerefunded @
          12/01/04) (MBIA Insd)................    5.900      12/01/23       3,212,010
  2,500   Mississippi Business Fin Corp MS
          Pollutn Ctl Rev Sys Energy Res Inc
          Proj.................................    5.875      04/01/22       2,210,900
  1,300   Mississippi Dev Bank Spl Oblig Cap
          Proj & Equip Acquisition Ser A2
          (AMBAC Insd).........................    5.000      07/01/24       1,126,866
                                                                          ------------
                                                                             6,549,776
                                                                          ------------
          MISSOURI  0.5%
  3,800   Saint Louis, MO Indl Dev Auth Swg &
          Solid Waste Disp Fac Rev
          Anheuser-Busch Proj..................    5.750      12/01/27       3,575,990
                                                                          ------------
          NEVADA  0.5%
  3,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg (AMBA Insd)..........    7.200      10/01/22       3,242,370
                                                                          ------------
          NEW HAMPSHIRE  0.6%
  1,000   New Hampshire St Business Fin Auth
          Wtr Fac Rev Pennichuck Wtrwks Inc
          (AMBAC Insd).........................    6.300      05/01/22       1,011,600
  1,450   New Hampshire St Hsg Fin Auth Single
          Family Rev Mtg Acquisition Ser B
          Rfdg.................................    6.100      07/01/28       1,417,607
  1,500   New Hampshire St Indl Dev Auth Rev
          Pollutn Ctl Pub Svcs Co of NH Proj
          Ser C................................    7.650      05/01/21       1,548,330
                                                                          ------------
                                                                             3,977,537
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW JERSEY  6.0%
$ 2,000   New Jersey Econ Dev Auth Rev Tran
          Proj Sublease Ser A (FSA Insd).......    5.250%     05/01/17    $  1,876,920
 25,000   New Jersey Econ Dev Auth St Contract
          Econ Recovery (MBIA Insd)............    5.900      03/15/21      25,286,750
  1,400   New Jersey Hlthcare Fac Fin Auth Rev
          Barnabas Hlth Ser C Rfdg (MBIA Insd)
          (a)..................................    5.250      07/01/18       1,273,538
  2,000   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic (FSA
          Insd)................................    6.000      07/01/06       2,132,540
 10,000   New Jersey St Hsg & Mtg Fin Agy Rev
          Hsg Ser A Rfdg.......................    6.950      05/01/15      10,516,800
                                                                          ------------
                                                                            41,086,548
                                                                          ------------
          NEW MEXICO  0.5%
  2,750   New Mexico St Hosp Equip Ln Council
          Hosp Rev Mem Med Cent Inc Proj.......    5.500      06/01/28       2,336,730
  1,000   New Mexico St Hosp Equip Ln Council
          Hosp Rev Mem Med Cent Inc (ACA
          Insd)................................    5.500      06/01/28         887,060
                                                                          ------------
                                                                             3,223,790
                                                                          ------------
          NEW YORK  18.2%
 12,155   Metropolitan Tran Auth NY Svcs
          Contract Commuter Fac Ser 5 Rfdg.....    6.500      07/01/16      12,651,775
  2,000   Metropolitan Tran Auth NY Trans Fac
          Rev Svcs Contract Ser R Rfdg.........    5.500      07/01/17       1,863,960
  3,000   Metropolitan Trans Auth NY Commuter
          Fac Rev Ser A (MBIA Insd)............    5.625      07/01/27       2,846,790
  3,000   New York City Indl Dev Agy Spl Facs
          United Airls Inc Proj................    5.650      10/01/32       2,677,470
  3,410   New York City Ser A..................    6.500      08/01/14       3,580,398
  1,590   New York City Ser A (Prerefunded @
          08/01/02)............................    6.500      08/01/14       1,698,708
  1,740   New York City Ser A (Prerefunded @
          08/15/01)............................    8.000      08/15/20       1,877,669
  2,500   New York City Ser A Rfdg.............    7.000      08/01/05       2,743,875
  3,000   New York City Ser A Rfdg.............    7.000      08/01/06       3,317,460
  2,355   New York City Ser C..................    6.500      08/01/04       2,491,095
    545   New York City Ser C (Prerefunded @
          08/01/02)............................    6.500      08/01/04         581,820

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 8,500   New York City Ser C SubSer C1
          (Prerefunded @ 08/01/02).............    7.500%     08/01/19    $  9,294,835
  1,850   New York City Ser G..................    5.875      10/15/14       1,849,945
  5,000   New York City Ser I..................    6.000      04/15/12       5,113,900
  3,275   New York City Tran Auth Met Ser A
          (AMBAC Insd).........................    5.250      01/01/29       2,915,700
 10,000   New York City Tran Auth Tran Fac
          Livingston Plaza Proj Rfdg (FSA
          Insd)................................    5.400      01/01/18       9,443,100
  2,500   New York St Dorm Auth Lease Rev Muni
          Hlth Fac Impt Pgm Ser A (FSA Insd)...    5.500      05/15/25       2,317,650
  1,250   New York St Dorm Auth Lease Rev St
          Univ Dorm Fac Ser C (MBIA Insd)......    5.500      07/01/29       1,159,675
 13,500   New York St Dorm Auth Rev City Univ
          Sys Ser C............................    7.500      07/01/10      15,329,925
  1,000   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................    5.625      05/15/13         977,750
  2,000   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................    5.375      05/15/16       1,829,740
  2,170   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser A.......................    5.750      08/15/10       2,206,499
  2,000   New York St Dorm Auth Revs New York
          Univ Ser A (AMBAC Insd) (a)..........    5.250      07/01/06       2,009,760
  5,725   New York St Environmental Fac Corp
          Spl Oblig Riverbank State Park
          (Prerefunded @ 04/01/02).............    7.375      04/01/22       6,218,495
  5,000   New York St Hsg Fin Agy Svcs Contract
          Oblig Rev Ser A (Prerefunded @
          03/15/02)............................    7.375      09/15/21       5,414,000
  2,840   New York St Loc Govt Assistance Corp
          Ser E Rfdg...........................    6.000      04/01/14       2,929,914
  3,000   New York St Med Care Fac Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd)...............    6.750      08/15/14       3,320,760
  5,875   New York St Med Care Fac Fin Agy Rev
          Saint Peter's Hosp Proj Ser A (AMBAC
          Insd)................................    5.375      11/01/20       5,423,330

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,500   New York St Mtg Agy Rev Homeowner Mtg
          Ser 54 Rfdg..........................    6.200%     10/01/26    $  2,540,775
  1,500   New York St Urban Dev Corp Rev Proj
          Cent for Indl Innovation Rfdg........    5.500      01/01/13       1,460,835
  3,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)................................    5.750      12/01/22       2,919,510
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)................................    5.750      12/01/25       3,871,280
                                                                          ------------
                                                                           124,878,398
                                                                          ------------
          NORTH CAROLINA  3.0%
 15,000   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev (MBIA Insd) (b).....    6.000      01/01/12      15,502,950
  5,150   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev Rfdg (FSA Insd).....    6.200      01/01/18       5,179,921
                                                                          ------------
                                                                            20,682,871
                                                                          ------------
          OHIO  0.7%
  1,250   Montgomery Cnty, OH Hosp Rev
          Grandview Hosp & Med Cent Rfdg.......    5.250      12/01/03       1,222,200
    990   Ohio Hsg Fin Agy Mtg Rev Residential
          Ser A1 (GNMA Collateralized).........    6.150      03/01/29       1,000,088
  1,000   Ohio St Air Quality Dev Auth Rev JMG
          Fdg Ltd Partn Proj Rfdg (AMBAC
          Insd)................................    6.375      04/01/29       1,011,630
  1,500   Ohio St Turnpike Commission Turnpike
          Rev Ser A Rfdg (FGIC Insd)...........    5.500      02/15/26       1,428,855
                                                                          ------------
                                                                             4,662,773
                                                                          ------------
          OKLAHOMA  4.3%
  4,000   Oklahoma Dev Fin Auth Rev St John
          Hlth Sys Rfdg (a)....................    5.750      02/15/25       3,822,760
 17,475   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc............................    7.375      12/01/20      18,128,041
  7,500   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc............................    7.600      12/01/30       7,857,150
                                                                          ------------
                                                                            29,807,951
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          OREGON  0.7%
$ 2,000   Oregon St Hsg & Cmnty Svcs Dept Mtg
          Rev Single Family Mtg Proj Ser B.....    6.875%     07/01/28    $  2,092,720
  3,045   Oregon St Vets Welfare Ser 76A.......    6.050      10/01/28       3,096,400
                                                                          ------------
                                                                             5,189,120
                                                                          ------------
          PENNSYLVANIA  5.6%
  2,500   Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser B (FSA
          Insd)................................    6.625      01/01/22       2,604,450
  1,500   Allegheny Cnty, PA Hosp Dev Auth Rev
          Ser C 49 (a).........................    5.000      04/01/06       1,487,415
  1,600   Dauphin Cnty, PA Genl Auth Hlth Sys
          Rev Pinnacle Hlth Sys Proj Rfdg (MBIA
          Insd)................................    5.500      05/15/27       1,469,264
  4,780   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)...........................    *          09/01/19       1,423,484
  4,000   Falls Twp, PA Hosp Auth Hosp Rev
          Delaware Vly Med Rfdg (FHA Gtd)......    7.000      08/01/22       4,289,560
  1,905   Harrisburg, PA Cap Apprec Rfdg Ser D
          (AMBAC Insd).........................    *          09/15/16         689,820
  1,710   Harrisburg, PA Cap Apprec Rfdg Ser D
          (AMBAC Insd).........................    *          03/15/19         523,773
  1,735   Harrisburg, PA Cap Apprec Rfdg Ser F
          (AMBAC Insd).........................    *          09/15/15         672,399
  1,385   Harrisburg, PA Cap Apprec Rfdg Ser F
          (AMBAC Insd).........................    *          09/15/19         411,470
  1,500   Penn Cambria Sch Dist PA Cap Apprec
          (FGIC Insd)..........................    *          08/15/20         414,645
     60   Penn Hills, PA (FGIC Insd)...........    5.900      12/01/17          60,092
    940   Penn Hills, PA (Prerefunded 12/01/07)
          (FGIC Insd)..........................    5.900      12/01/17       1,001,786
  1,500   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 34B (FHA Gtd).........    7.000      04/01/24       1,539,300
  3,000   Pennsylvania Hsg Fin Agy Single
          Family Ser 56A.......................    6.150      10/01/27       3,012,570
  1,000   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev Bryn Mawr College
          (MBIA Insd)..........................    5.625      12/01/27         948,670
  2,750   Pennsylvania St Turnpike Commission
          Oil Franchise Tax Rev Subser B (AMBAC
          Insd) (a)............................    4.750      12/01/27       2,245,897

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,500   Philadelphia, PA Auth Indl Dev Arpt
          Rev Philadelphia Arpt Sys Proj Ser A
          (FGIC Insd)..........................    5.125%     07/01/28    $  1,273,470
  2,000   Philadelphia, PA Gas Wks Rev Second
          Ser (FSA Insd).......................    5.000      07/01/29       1,691,420
  6,000   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd)......................    6.250      07/01/08       6,398,460
  1,000   Philadelphia, PA Hosp & Higher Edl
          Fac Auth Hosp Rev Temple Univ Hosp
          Ser A................................    6.500      11/15/08       1,044,470
  1,925   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................    4.750      04/01/27       1,575,401
  2,000   Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist Sales
          Tax Rev (AMBAC Insd).................    5.000      02/01/24       1,726,520
  2,005   Southeast Delco Sch Dist PA Cap
          Apprec (MBIA Insd)...................    *          02/01/17         702,632
  1,500   Spring Ford Area Sch Dist PA.........    4.750      03/01/25       1,237,830
                                                                          ------------
                                                                            38,444,798
                                                                          ------------
          RHODE ISLAND  0.2%
  1,500   Rhode Island Depositors Econ Protn
          Corp Spl Oblig Ser A (Prerefunded @
          08/01/02)............................    6.950      08/01/22       1,625,490
                                                                          ------------
          SOUTH CAROLINA  0.7%
  2,700   Charleston Cnty, SC Solid Waste (MBIA
          Insd)................................    6.000      01/01/14       2,749,275
  1,500   Lancaster Cnty, SC Sch Dist (FSA
          Insd)................................    4.750      03/01/19       1,272,525
  1,000   South Carolina Jobs Econ Dev Auth
          Hosp Fac Rev Georgetown Mem Hosp
          (AMBAC Insd).........................    5.625      11/01/19         937,310
                                                                          ------------
                                                                             4,959,110
                                                                          ------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC
          Insd)................................    5.400      08/01/13         980,620
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          TEXAS  4.4%
$ 9,790   Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc Proj..............    7.500%     12/01/29    $ 10,207,739
  2,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......    4.900      10/01/15       1,779,120
  2,000   Brazos River Auth TX Rev Houston
          Lighting & Pwr Co Proj Rfdg (AMBAC
          Insd)................................    5.050      11/01/18       1,762,540
  2,000   Coastal Bend Hlth Fac Dev Corp TX
          Incarnate Word Hlth Svcs Ser A
          (Prerefunded @ 11/15/02) (FSA
          Insd)................................    6.000      11/15/22       2,124,940
  3,000   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (a).....    5.875      02/15/29       2,937,060
  2,000   Eagle Pass, TX Intl Bridge Rev Rfdg
          (AMBAC Insd).........................    5.250      02/15/14       1,887,420
  1,500   North Cent TX Hlth Fac Dev Hlth Fac C
          C Young Mem Proj.....................    6.300      02/15/15       1,468,890
  6,000   Plano, TX Hlth Fac Dev Corp TX Hlth
          Res Sys Ser C (MBIA Insd)............    5.000      02/15/22       5,145,540
  2,750   Texas St Vets Hsg Assistance Pgm Ser
          B....................................    6.100      06/01/31       2,715,653
                                                                          ------------
                                                                            30,028,902
                                                                          ------------
          UTAH  0.7%
  2,500   Murray City, UT Hosp Rev Inc Hlth Svc
          Inc Rfdg (MBIA Insd).................    4.750      05/15/20       2,053,100
    830   Utah St Hsg Fin Agy Single Family Mtg
          Mezzanine Issue H1 (AMBAC Insd)......    6.000      07/01/12         837,379
  1,425   Utah St Hsg Fin Agy Single Family Mtg
          Ser A2 (FHA Gtd).....................    7.150      07/01/25       1,466,838
    300   Utah St Hsg Fin Agy Single Family Mtg
          Sr Ser A1 (FHA Gtd)..................    7.100      07/01/14         301,794
                                                                          ------------
                                                                             4,659,111
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          VIRGINIA  0.9%
$ 1,000   Henrico Cnty, VA Indl Dev Auth Pub
          Fac Lease Rev Henrico Cnty Regl Jail
          Proj.................................    7.125%     08/01/21    $  1,105,990
  1,090   Richmond, VA (FSA Insd) (a)..........    5.500      01/15/14       1,049,256
  1,590   Richmond, VA (FSA Insd) (a)..........    5.500      01/15/15       1,513,409
  2,680   Richmond, VA (FSA Insd) (a)..........    5.500      01/15/17       2,513,465
                                                                          ------------
                                                                             6,182,120
                                                                          ------------
          WASHINGTON  0.3%
  1,000   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Ser B
          Rfdg (MBIA Insd).....................    5.250      01/01/14         930,350
  1,000   King Cnty, WA Ser B..................    6.625      12/01/15       1,089,270
                                                                          ------------
                                                                             2,019,620
                                                                          ------------
          WEST VIRGINIA  0.7%
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH
          Pwr Co Proj Ser C Rfdg (MBIA Insd)...    6.850      06/01/22       3,193,770
  1,530   West Virginia St Hsg Dev Fd Hsg Fin
          Ser B (FHA Gtd)......................    7.200      11/01/20       1,547,044
                                                                          ------------
                                                                             4,740,814
                                                                          ------------
          WISCONSIN  1.0%
  2,000   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev (MBIA
          Insd)................................    5.500      12/15/20       1,914,420
  2,000   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev (MBIA
          Insd)................................    *          12/15/18         623,180
  1,750   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev (MBIA
          Insd)................................    *          12/15/19         512,033
  2,000   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev Ser A Rfdg
          (MBIA Insd)..........................    5.500      12/15/26       1,890,960
  1,000   Wisconsin St Hlth & Edl Facs Auth Rev
          Kenosha Hosp & Med Ctr Proj..........    5.625      05/15/29         874,510
  1,500   Wisconsin St Hlth & Edl Facs Auth Rev
          Franciscan Sisters Christian Ser A...    5.500      02/15/18       1,334,070
                                                                          ------------
                                                                             7,149,173
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          WYOMING  0.5%
$ 1,285   Wyoming Cmnty Dev Auth Hsg Rev Ser
          2....................................    6.350%     06/01/29    $  1,306,112
  1,830   Wyoming Cmnty Dev Auth Hsg Rev Ser
          4....................................    6.550      06/01/28       1,868,357
                                                                          ------------
                                                                             3,174,469
                                                                          ------------
          PUERTO RICO  0.7%
  4,485   Puerto Rico Comwlth Aqueduct & Swr
          Auth Rev Rfdg........................    5.000      07/01/15       4,035,200
  1,110   Puerto Rico Comwlth Ser A Rfdg.......    6.000      07/01/14       1,130,890
                                                                          ------------
                                                                             5,166,090
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  100.6%
  (Cost $670,002,159).................................................     691,566,701
SHORT-TERM INVESTMENTS  1.7%
  (Cost $11,395,000)..................................................      11,395,000
                                                                          ------------
TOTAL INVESTMENTS  102.3%
  (Cost $681,397,159).................................................     702,961,701
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.3%).........................     (15,791,559)
                                                                          ------------
NET ASSETS  100.0%....................................................    $687,170,142
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $681,397,159).......................    $702,961,701
Cash........................................................          20,884
Receivables:
  Interest..................................................      13,011,697
  Investments Sold..........................................       6,902,000
Other.......................................................          89,275
                                                                ------------
      Total Assets..........................................     722,985,557
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      34,273,591
  Income Distributions -- Common and Preferred Shares.......         734,499
  Investment Advisory Fee...................................         380,654
  Administrative Fee........................................         117,124
  Affiliates................................................          48,332
Accrued Expenses............................................         135,573
Trustees' Deferred Compensation and Retirement Plans........         125,642
                                                                ------------
      Total Liabilities.....................................      35,815,415
                                                                ------------
NET ASSETS..................................................    $687,170,142
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation preference of
  $25,000 per share)........................................    $265,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................         270,131
Paid in Surplus.............................................     399,318,038
Net Unrealized Appreciation.................................      21,564,542
Accumulated Undistributed Net Investment Income.............       2,139,794
Accumulated Net Realized Loss...............................      (1,122,363)
                                                                ------------
      Net Assets Applicable to Common Shares................     422,170,142
                                                                ------------
NET ASSETS..................................................    $687,170,142
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($422,170,142 divided
  by 27,013,149 shares outstanding).........................    $      15.63
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 43,361,502
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       4,694,905
Administrative Fee..........................................       1,444,586
Preferred Share Maintenance.................................         703,149
Trustees' Fees and Related Expenses.........................          49,117
Custody.....................................................          47,691
Legal.......................................................          26,574
Other.......................................................         374,671
                                                                ------------
    Total Expenses..........................................       7,340,693
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 36,020,809
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (1,055,012)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      73,056,118
  End of the Period.........................................      21,564,542
                                                                ------------
Net Unrealized Depreciation During the Period...............     (51,491,576)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(52,546,588)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(16,525,779)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended         Year Ended
                                                   October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $36,020,809        $36,528,848
Net Realized Gain/Loss............................    (1,055,012)         2,635,814
Net Unrealized Appreciation/Depreciation During
  the Period......................................   (51,491,576)         8,862,774
                                                     -----------        -----------
Change in Net Assets from Operations..............   (16,525,779)        48,027,436
                                                     -----------        -----------
Distributions from Net Investment Income:
  Common Shares...................................   (26,742,982)       (27,077,989)
  Preferred Shares................................    (8,565,678)        (9,121,751)
                                                     -----------        -----------
                                                     (35,308,660)       (36,199,740)
                                                     -----------        -----------
Distributions from Net Realized Gain on
  Investments:
  Common Shares...................................    (1,979,233)        (1,638,685)
  Preferred Shares................................      (656,581)          (565,331)
                                                     -----------        -----------
                                                      (2,635,814)        (2,204,016)
                                                     -----------        -----------
Total Distributions...............................   (37,944,474)       (38,403,756)
                                                     -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................   (54,470,253)         9,623,680
NET ASSETS:
Beginning of the Period...........................   741,640,395        732,016,715
                                                     -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,139,794 and $1,427,645, respectively)........  $687,170,142       $741,640,395
                                                    ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                   -------------------------------
                                                     1999        1998       1997
----------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)...    $ 17.644    $ 17.288    $16.577
                                                   --------    --------    -------
Net Investment Income..........................       1.333       1.352      1.370
Net Realized and Unrealized Gain/Loss..........      (1.945)       .426       .738
                                                   --------    --------    -------
Total from Investment Operations...............       (.612)      1.778      2.108
                                                   --------    --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders................        .990       1.003      1.045
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders...........        .317        .337       .352
  Distributions from Net Realized Gain:
    Paid to Common Shareholders................        .073        .061        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders...........        .024        .021        -0-
                                                   --------    --------    -------
Total Distributions............................       1.404       1.422      1.397
                                                   --------    --------    -------
Net Asset Value, End of the Period.............    $ 15.628    $ 17.644    $17.288
                                                   ========    ========    =======
Market Price Per Share at End of the Period....    $13.6875    $ 17.000    $16.125
Total Investment Return at Market Price (b)....     (13.97%)     12.40%      8.92%
Total Return at Net Asset Value (c)............      (5.66%)      8.39%     10.94%
Net Assets at End of the Period (In
  millions)....................................      $687.2      $741.6     $732.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**................       1.61%       1.58%      1.60%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).......       6.00%       5.80%      6.06%
Portfolio Turnover.............................         33%         29%        40%
* Non-annualized
** Ratio of Expenses to Average Net Assets
  Including Preferred Shares...................       1.02%       1.01%      1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                January 24, 1992
                                                 (Commencement
Year Ended October 31                            of Investment
------------------------------------------       Operations) to
      1996      1995      1994      1993        October 31, 1992
----------------------------------------------------------------
     $16.579   $15.032   $17.954   $15.557          $14.792
     -------   -------   -------   -------          -------
       1.381     1.415     1.432     1.454            1.010
        .109     1.652    (2.842)    2.424             .550
     -------   -------   -------   -------          -------
       1.490     3.067    (1.410)    3.878            1.560
     -------   -------   -------   -------          -------
       1.140     1.140     1.140     1.085             .595
        .352      .380      .305      .287             .200
         -0-       -0-      .056      .083              -0-
         -0-       -0-      .011      .026              -0-
     -------   -------   -------   -------          -------
       1.492     1.520     1.512     1.481             .795
     -------   -------   -------   -------          -------
     $16.577   $16.579   $15.032   $17.954          $15.557
     =======   =======   =======   =======          =======
     $15.813   $15.750   $14.000   $17.375          $14.875
       7.84%    21.15%   (13.12%)   25.40%            3.08%*
       7.12%    18.51%    (9.99%)   23.53%            7.68%*
      $712.8    $712.9    $671.1    $750.0           $685.2
       1.62%     1.68%     1.63%     1.59%            1.54%
       6.24%     6.55%     6.79%     6.87%            6.71%
         30%       15%       20%       20%              37%*
       1.02%     1.04%     1.03%     1.01%            1.01%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of 1,055,012 which expires on October 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At October 31, 1999, for federal income tax purposes cost of long- and short-term investments is $681,464,571, the aggregate gross unrealized appreciation is $29,830,300 and the aggregate gross unrealized depreciation is $8,333,170, resulting in a net unrealized appreciation on long- and short-term investments of $21,497,130.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $14,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $177,700 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $239,693,543 and $245,381,600, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--The Trust may invest in futures contracts. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the

                                October 31, 1999
--------------------------------------------------------------------------------

Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the year ended October 31, 1999.
B. INDEXED SECURITIES--These instruments, if held, are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    The Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. However, effective with the auction on October 6, 1999, the dividend period for Series C was extended through February 9, 2000. Additionally, the dividend period for Series D was extended through February 15, 2000, with its auction on October 15, 1999. Following these extended dividend periods, Series C and D will revert back to their normal 28 day reset period. The average rate in effect on October 31, 1999, was 3.777%. During the year ended October 31, 1999, the rates ranged from 3.000% to 6.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                                October 31, 1999
--------------------------------------------------------------------------------

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
December 9, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

  For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.96% of the income distributions as a tax-exempt income distribution. Additionally during the period, the Trust designated and paid $1,071,027 as a 20% rate gain distribution. The distributions, where applicable, were included on 1998's Form 1099-DIV which was mailed to shareholders in January of 1999. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees by common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
David C. Arch...................................  23,685,264  227,805
Howard J Kerr...................................  23,689,030  224,038
Dennis J. McDonnell.............................  23,691,767  221,301

The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell*, Hugo F. Sonnenschein and Wayne W. Whalen.
    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 23,665,714 shares voted in favor of the proposal, 109,601 shares voted against and 137,753 shares abstained.

*On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.